UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

FREEPORT-McMoRan INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 North Central Avenue
Phoenix, AZ	85004-4414
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Freeport-McMoRan Inc. (the Company) held its 2015 annual meeting of stockholders on June 10, 2015 in Wilmington, Delaware. At the annual meeting, the Company’s stockholders (1) elected each of the sixteen director nominees listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, (4) reapproved the Section 162(m) performance goals under the Company’s Amended and Restated Stock Incentive Plan, and (5) approved, on an advisory basis, a stockholder proposal regarding proxy access.

Of the 1,040,044,809 shares of the Company’s common stock outstanding as of the record date, 857,761,423 shares were represented at the annual meeting. The Company’s independent inspector of elections reported the vote of stockholders as follows:

Proposal 1:	Election of sixteen director nominees.

Name	Votes For	Votes Withheld	Broker Non-Votes

Richard C. Adkerson	637,676,559	27,766,691	192,318,173
Robert J. Allison, Jr.	608,702,076	56,741,174	192,318,173
Alan R. Buckwalter, III	620,845,572	44,597,678	192,318,173
Robert A. Day	633,504,402	31,938,848	192,318,173
James C. Flores	539,920,210	125,523,040	192,318,173
Gerald J. Ford	567,092,252	98,350,998	192,318,173
Thomas A. Fry, III	620,780,093	44,663,157	192,318,173
H. Devon Graham, Jr.	607,173,741	58,269,509	192,318,173
Lydia H. Kennard	643,755,151	21,688,099	192,318,173
Charles C. Krulak	613,355,355	52,087,895	192,318,173
Bobby Lee Lackey	585,176,523	80,266,727	192,318,173
Jon C. Madonna	639,939,611	25,503,639	192,318,173
Dustan E. McCoy	595,328,499	70,114,751	192,318,173
James R. Moffett	551,330,992	114,112,258	192,318,173
Stephen H. Siegele	637,588,436	27,854,814	192,318,173
Frances Fragos Townsend	619,958,615	45,484,635	192,318,173

Proposal 2:	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

587,783,059	71,243,933	6,416,258	192,318,173

Proposal 3:	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015.

Votes For	Votes Against	Abstentions

843,720,904	10,820,584	3,219,935

Proposal 4: Reapproval of the Section 162(m) performance goals under the Company’s Amended and Restated Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes

606,209,708	55,715,851	3,517,691	192,318,173

Proposal 5:	Approval, on an advisory basis, of a stockholder proposal regarding proxy access.

Votes For	Votes Against	Abstentions	Broker Non-Votes

425,900,219	230,784,820	8,758,211	192,318,173

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan INC.

By: /s/ Kathleen L. Quirk

Kathleen L. Quirk
Executive Vice President, Chief Financial Officer
& Treasurer (authorized signatory and
Principal Financial Officer)

Date: June 12, 2015